UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 12, 2025

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	COLM	Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As part of its ongoing process to advance its succession plans, Columbia Sportswear Company (the “Company”) has implemented some changes to its senior leadership team. The Board of Directors (the “Board”) has appointed Peter J. Bragdon and Joseph P. Boyle as co-presidents, effective November 12, 2025. Mr. Bragdon has been appointed President of the Company and will oversee all of the Company’s international businesses, the Mountain Hardwear brand, the prAna brand, and the SOREL brand, while continuing his existing executive oversight of certain administrative and international distributor sales functions. Mr. Joseph P. Boyle has been appointed President, Columbia Brand and will continue to oversee the Company’s Columbia brand, including the North America business, which was recently consolidated under him in Summer 2025. Mr. Bragdon and Mr. Joseph P. Boyle will work together to advance the commercial opportunities of the Company. They will continue to report to Mr. Timothy P. Boyle who will retain the roles of Chairman and CEO of the Company.

Mr. Bragdon has served as Executive Vice President, Chief Administrative Officer and General Counsel of the Company since 2015 and originally joined the Company in 1999. In 2017, he assumed oversight of Columbia’s international distributor business. Mr. Bragdon joined the Board of Directors of Northwest Natural Holding Company (NYSE: NWN) in 2025. He also serves on the Boards of the World Federation of the Sporting Goods Industry as well as the Footwear Distributors and Retailers of America.

Mr. Joseph P. Boyle joined the Company in 2005 and has served in numerous roles of increasing leadership and responsibility, most recently being promoted to Executive Vice President, Columbia Brand President in 2017. Mr. Boyle is a fourth-generation member of the Company’s founding Boyle family, and the son of Timothy P. Boyle.

To support Mr. Bragdon’s transition, the Board has appointed Richelle T. Luther to the role of Executive Vice President, Chief Administrative Officer and General Counsel of the Company and Jana C. Humble has been appointed to the role of Senior Vice President and Chief Human Resources Officer, both effective November 12, 2025.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 12, 2025, the Company issued a press release announcing the senior leadership changes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press Release dated November 12, 2025 (furnished pursuant to Item 7.01 hereof).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: November 12, 2025	By:	/S/ JIM A. SWANSON
Jim A. Swanson
Executive Vice President and Chief Financial Officer